UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 4, 2010

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) hereby amends and supplements the Current Report on Form 8-K of II-VI Incorporated (“II-VI”) originally filed with the Securities and Exchange Commission on January 6, 2010 (the “Original 8-K”) announcing the completion of the merger (the “Merger”) of II-VI Cayman, Inc. (“Merger Sub”), a wholly-owned subsidiary of II-VI Holdings B.V. (“Parent”) and indirect subsidiary of II-VI with and into Photop Technologies, Inc. (“Photop”), with Photop becoming a wholly-owned subsidiary of Parent and an indirect subsidiary of II-VI, pursuant to the Merger Agreement, dated as of December 28, 2009, between II-VI, Parent, Merger Sub, Photop and Loyal Excel Investments Limited, as shareholder representative (the “Merger Agreement”).

This Amendment is being filed to provide certain financial information, listed below, in accordance with Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Audited financial statements of Photop Technologies, Inc. as of and for the twelve months ended December 31, 2009, as required by this Item 9.01(a), are attached as Exhibit 99.1 and are incorporated herein by this reference.

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Balance Sheet of II-VI Incorporated as of December 31, 2009 and the Unaudited Pro Forma Condensed Combined Statement of Earnings of II-VI Incorporated for the year ended June 30, 2009 and for the six months ended December 31, 2009 and the notes to such unaudited pro forma condensed combined financial statements, as required by this Item 9.01(b), are attached as Exhibit 99.2 and are incorporated herein by this reference.

(d) Exhibits

The Merger Agreement is being filed herewith pursuant to the applicable rules and regulations of the Securities and Exchange Commission. The Merger Agreement has been so filed solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about II-VI, Photop or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made solely for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of II-VI, Photop or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Exhibit No.	Description

2.1	Merger Agreement, dated as of December 28, 2009, by and among II-VI Incorporated, II-VI Holdings B.V., II-VI Cayman, Inc., Photop Technologies, Inc. and Loyal Excel Investments Limited, as the shareholder representative (incorporated herein by reference to Exhibit 2.1 to II-VI’s Current Report on Form 8-K filed on January 4, 2010).

23.1	Consent of Independent Auditors.

99.1	Audited Financial Statements of Photop Technologies, Inc. as of and for the twelve-months ended December 31, 2009.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI INCORPORATED (Registrant)

Date: March 19, 2010	By:	/S/ FRANCIS J. KRAMER
Francis J. Kramer President and Chief Executive Officer

Date: March 19, 2010	By:	/S/ CRAIG A. CREATURO
Craig A. Creaturo
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement, dated as of December 28, 2009, by and among II-VI Incorporated, II-VI Holdings B.V., II-VI Cayman, Inc., Photop Technologies, Inc. and Loyal Excel Investments Limited, as the shareholder representative (incorporated herein by reference to Exhibit 2.1 to II-VI’s Current Report on Form 8-K filed on January 4, 2010).

23.1	Consent of Independent Auditors.

99.1	Audited Financial Statements of Photop Technologies, Inc. as of and for the twelve-months ended December 31, 2009.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements.